SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 5(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 1, 2012

RESOURCE HOLDINGS, INC.

(Exact name of registrant as specified in Charter)

Nevada	000-53334	26-2809162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employee Identification No.)

11753 Willard Avenue
Tustin, CA 92782
(Address of Principal Executive Offices)

(714) 832-3249
(Registrant’s Telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

a) On or about August 1, 2012, Child, Van Wagoner & Bradshaw, PLLC (“CVB”), the principal accountant for Resource Holdings, Inc. (the “Company”) ceased its accounting practice for Securities and Exchange Commission (”SEC”) reporting companies. At or about the same time, Anderson Bradshaw PLLC (“Anderson Bradshaw”) was established as a successor firm to CVB to continue performing audits for SEC reporting companies. As Anderson Bradshaw is viewed as a separate legal entity, the Company dismissed CVB as its principal accountant and engaged Anderson Bradshaw, as the Company's principal accountant for the Company's fiscal year ending December 31, 2011 and 2012, and the interim periods for 2012. The decision to change principal accountants was approved by the Board of Directors of the Company.

None of the reports of CVB, on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that CVB’s report on the Company’s audited financial statements for the fiscal year ended December 31, 2010, contained a going concern paragraph.

In connection with the audits of the Company's financial statements for the two most recent fiscal years and the subsequent interim period through August 1, 2012, there were: (i) no disagreements between the Company and CVB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CVB, would have caused CVB to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

(b) On or about August 1 , 2012 the Company engaged Anderson Bradshaw as its principal accountant to audit the Company's financial statements as the successor to CVB. During the Company's two most recent fiscal years or the subsequent interim period, the Company has not consulted with Anderson Bradshaw regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and Anderson Bradshaw did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K .

The Company has furnished CVB with a copy of the foregoing disclosure and requested that CVB furnish it with a letter addressed to the SEC, stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of the letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description

16.1	Letter from Child, Van Wagoner & Bradshaw, PLLC dated August 3 , 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resource Holdings, Inc.

By:	/s/ Michael Campbell
Michael Campbell
Chief Executive Officer and President

Dated:  August 3, 2012